Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2015
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2014	2015
	$	$
Leasehold improvements	33,760,211	34,835,615
Buildings	18,348,855	92,653,481
Furniture, fixtures and equipment	30,424,438	32,767,551
Motor vehicles	7,427,714	7,128,014

Total	89,961,218	167,384,661
Accumulated depreciation	(40,851,751)	(47,043,871)

Property and equipment, net	49,109,467	120,340,790